U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 26, 2008

                          AMERICAN POST TENSION, INC.
          (Exact name of registrant as specified in charter)

Delaware	                  000-50090	                  13-3926203
(State or other	         (Commission File	          (I.R.S. Employer
jurisdiction of                 Number)	              Identification No.)
incorporation)

       1179 Center Point Drive, Henderson, NV 		      89074
       (Address of principal executive office)           (Zip Code)

Registrant's telephone number, including area code:	(702) 565-7866


Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

	On June 26, 2008, the Company entered into a consulting agreement with CF Consulting, LLC to provide financial and legal consulting services to the Company, and to provide contract Chief Financial Officer services to the Company. The contract is for a term ending on the earlier of the filing of the Company?s Form 10-K for the fiscal year ended December 31, 2008, or March
31, 2009. Robert Hipple, a manager of CF Consulting, LLC, also will act as Chief Financial Officer of the Company under the agreement, although he will not be an officer, director or employee of the Company.

	Robert Hipple, age 63, is an attorney, law professor and senior executive with 35 years experience as president and chief executive officer, chief financial officer and general counsel, as well as a director, for several public (NYSE, AMEX and NASDAQ) companies. He also has extensive experience with public mergers, acquisitions and capital raising, along with personal relations with investment banks, broker/dealers, and market makers, and has taught both taxation and/or federal securities law at Georgetown University Law School, Emory University Law School, the University of San Diego School of Law and Florida A&M University College of Law. Mr. Hipple also has been President of iTrustFinancial, Inc. a Florida based business consulting company, has worked with CF Consulting, LLC since June 2005, was President and CEO of International Trust & Financial Systems, Inc., a publicly traded financial services company from 2001 to 2003 and was Senior Vice President and General Counsel of Enesco, Inc., a New York Stock Exchange listed company from August 1999 to April 2001. Mr. Hipple also serves as contract CFO for Neptune Industries, Inc., a publicly traded company in the aquaculture business, and Paradise Music & Entertainment, Inc., a publicly traded holding company, and as CFO of United EcoEnergy Corp. and American Development & Investment Fund, Inc., both public business development companies.

         Mr. Hipple received a B.A. degree in Economics and Finance from Wesleyan University, a J.D. and LLM degrees from Georgetown University Law Center, and completed the MBA program in finance.

	Item 9.01  Financial Statements and Exhibits.
None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereto duly authorized.


                                        American Post Tension, Inc.

Date: July 1, 2008			    By: /s/ Edward Hohman
                                           -----------------------
                                        Name: Edward Hohman
                                        Chairman and Chief Executive Officer